UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

RANGER GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53817	74-3206736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0 West Park Avenue, Suite 207 Long BeachNY	11561
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 442-1883

__________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated February 22, 2023, that was filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2023 (the “Original Current Report”) by Ranger Gold Corp. (the “Company”) concerning the Company’s decision to engage Michael Gillespie & Associates, PLLC (“MGA”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ending March 31, 2023 (the “2023 Audit”) following the dismissal of BF Borgers CPA PC (“Borgers”) as the Company’s independent registered public accounting firm and updates Item 4.01. Except as specifically described above, no other substantive changes have been made to the disclosure set forth in the Original Report.

Item 4.01 Changes in Registrant’s Certifying Accountant

As previously announced in the Original Current Report, the Board of Directors of the Company (the “Board”) approved the dismissal of Borgers, as the Company’s independent registered public accounting firm, effective immediately, and the engagement of MGA as the Company’s new independent registered public accounting firm as of and for the year ended March 31, 2023. As described below, the change in independent registered public accounting firm is not the result of any disagreement with Borgers.

Borgers’ audit report on the financial statements for the year ended March 31, 2022 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.

During the fiscal year ended March 31, 2022, and the subsequent interim period through June 30, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Borgers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Borgers’ satisfaction, would have caused Borgers to make reference thereto in its report; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Borgers with a copy of the disclosures in this Form 8-K and requested that Borgers furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”), stating whether it agrees with the statements made herein and if not, stating in what respects it does not agree. A copy of this letter, dated March 1, 2023, is filed as Exhibit 16.1 to this Form 8-K.

During the last two fiscal years, neither the Company nor anyone on its behalf consulted with MGA regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MGA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

16.1	Letter from BF Borgers CPA PC to the Securities and Exchange Commission dated March 1, 2023.

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGER GOLD CORP.

Dated: March 20, 2023	By:	/s/ Bryan Glass
Bryan Glass
President

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